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                                                                    EXHIBIT 15.1

                               ACCOUNTANTS CONSENT

CoolBrands International Inc.

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-109213) of CoolBrands International Inc. of our report dated December 9, 2005 (except for Note 17, which is as of December 23, 2005) to the consolidated financial statements which is included in this Form 20-F/A (Amendment No.1).

/s/ BDO Dunwoody LLP
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Chartered Accountants

Toronto Ontario
July 14, 2006